EXHIBIT 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT, is made and executed effective as of June 1, 2013 (“Amendment”) (the “Effective Date”), by and between Midwest Energy Emissions Corp., a Delaware corporation (the “Company”), and R. Alan Kelley (“Employee”).

RECITALS:

WHEREAS, the Company and Employee entered into an Amended and Restated Employment Agreement, dated as of July 1, 2012 (the “Employment Agreement”); and

WHEREAS, the Company and the employee wish to amend and restate the Employment Agreement in order to contemplate certain additional and revised terms.

NOW, THEREFORE, in consideration of the mutual undertakings of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree that the Employment Agreement is hereby amended as follows:

Section 1 of the Employment Agreement is hereby amended and restated in its entirety as follows:

1. “Employment.  The Company hereby employs Employee, and Employee hereby accepts employment with the Company, on the terms and conditions set forth in this Agreement.  During the Term (as defined below), Employee shall serve as the President and Chief Executive Officer of the Company (unless earlier terminated pursuant to the terms of this Agreement).  Employee’s duties and responsibilities as an employee of the Company shall include advisory, strategic, corporate management, and other services as are reasonably expected from a person in the position of the President and Chief Executive Officer of the Company, and/or such other or additional duties and responsibilities as are reasonably assigned to Employee from time to time by the Board of Directors of the Company (the “Board”).  While serving as President and Chief Executive Officer, Employee shall report directly to the Board.”

2. No other Amendments.  Except as provided in this Amendment, all of the terms, covenants, agreement and obligations contained in the Employment Agreement shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed.

 [SIGNATURE PAGE FOLLOWS. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

MIDWEST ENERGY EMISSIONS CORP.

By:	/s/ Johnny F. Norris, Jr.
Johnny F. Norris, Jr.,
Chairman of the Board

EMPLOYEE:

By:	/s/ R. Alan Kelley
R. Alan Kelley

[SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]